Exhibit 99.1

Total System Services, Inc. One TSYS Way P.O. Box 2567 Columbus, GA 31902-2567	+1.706.649.2307 +1.706.649.5740 www.tsys.com

For immediate release:

Contacts:

Shawn Roberts

TSYS Investor Relations

+1.706.644.6081

shawnroberts@tsys.com

TSYS Reports 2014’s Fourth Quarter Adjusted EPS Grew 20.8%

And The Full Year Grew 13.2%

Provides 2015 Adjusted EPS Guidance Growth of 11-13%

COLUMBUS, Ga., Jan. 27, 2015 — TSYS (NYSE: TSS) today reported results for the fourth quarter and full year of 2014.

“We finished 2014 on a high note. Organic revenue grew 5.8%, year over year, with total revenues growing 18.5% and revenues before reimbursable items up 20.2%,” said M. Troy Woods, president and chief executive officer of TSYS.

Highlights for the fourth quarter of 2014 include:

•	Adjusted earnings per share (EPS) from continuing operations were $0.58, an increase of 20.8%. On a GAAP basis, basic EPS from continuing operations were $0.45, an increase of 28.8%.

•	Income from continuing operations attributable to TSYS’ shareholders was $83.2 million, an increase of 25.9%.

•	Adjusted EBITDA was $193.7 million, an increase of 7.0%.

•	Total revenues for the quarter were $635.1 million, an increase of 8.9%. Revenues before reimbursable items were $569.3 million, an increase of 8.4%.

•	Adjusted operating margin was 27.2%. GAAP operating margin was 19.3%.

•	TSYS repurchased 1.5 million shares during the quarter.

Highlights for the full year 2014 results include:

•	Adjusted EPS from continuing operations were $1.96, an increase of 13.2%. On a GAAP basis, basic EPS from continuing operations were $1.48, an increase of 12.8%.

•	Income from continuing operations attributable to TSYS’ shareholders was $275.2 million, an increase of 11.5%.

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TSYS Reports 2014’s Fourth Quarter Adjusted EPS Grew 20.8%

And The Full Year Grew 13.2%

•	Adjusted EBITDA was $712.3 million, an increase of 14.1%.

•	Total revenues were $2.4 billion, an increase of 18.5%. Revenues before reimbursable items were $2.2 billion, an increase of 20.2%.

•	Adjusted operating margin was 25.7%. GAAP operating margin was 17.6%.

•	TSYS repurchased 5.2 million shares for the year.

“With the purchase of 5.2 million shares of our stock during the year and our annual dividend of $0.40 per share, we deployed over 94% of available free cash flow to our shareholders in 2014. Including our purchase of 3.1 million shares in December of 2013, we repurchased 8.3 million shares of our stock deploying $262.9 million of capital during that 13 month period,” said Woods.

TSYS also announced that its Board of Directors has approved a new share repurchase plan that authorizes the repurchase of up to 20 million shares of TSYS stock, which replaces its existing share repurchase plan. The shares may be repurchased from time to time in the open market or in privately negotiated transactions at prices TSYS deems appropriate, subject to market conditions, business opportunities and other factors. This authorization has no expiration date and may be suspended or terminated at any time.

2015 Financial Outlook

“Our guidance for 2015 is included in the table below and we expect another year of strong growth in revenues and adjusted EPS. The results for 2014 and our guidance for 2015 reflect our focus on diversification, growth and the exceptional performance of our TSYS team,” said Woods.

	2015 Financial Outlook
	Range (in millions, except per share amounts)			Percent Change
Total revenues	$2,620	to	$2,660	7%	to	9%
Revenues before reimbursable items	$2,370	to	$2,410	8%	to	10%
Adjusted EPS attributable to TSYS common shareholders from continuing operations*	$2.17	to	$2.21	11%	to	13%

*	Average Basic Weighted Shares 186

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TSYS Reports 2014’s Fourth Quarter Adjusted EPS Grew 20.8%

And The Full Year Grew 13.2%

Conference Call

TSYS will host its quarterly conference call at 5:00 p.m. ET on Tuesday, January 27. The conference call can be accessed via simultaneous Internet broadcast at tsys.com by clicking on the link under “Webcasts” on the main homepage. The replay will be archived for 12 months and will be available approximately 30 minutes after the completion of the call. A slide presentation to accompany the call will be available by clicking on the link under “Webcasts” on the main homepage of tsys.com.

Non-GAAP Measures

This press release contains information prepared in conformity with GAAP as well as non-GAAP information. It is management’s intent to provide non-GAAP financial information to enhance understanding of its consolidated financial information as prepared in accordance with GAAP. This non-GAAP information should be considered by the reader in addition to, but not instead of, the financial statements prepared in accordance with GAAP. Each non-GAAP financial measure and the most directly comparable GAAP financial measure are presented so as not to imply that more emphasis should be placed on the non-GAAP measure. The non-GAAP financial information presented may be determined or calculated differently by other companies.

Additional information about non-GAAP financial measures, including, but not limited to, adjusted EBITDA and adjusted EPS, and a reconciliation of those measures to the most directly comparable GAAP measures are included on pages 13 to 16 of this release.

About TSYS

At TSYS® (NYSE: TSS), we believe payments should revolve around people, not the other way around. We call this belief “People-Centered Payments®.” By putting people at the center of every decision we make, TSYS supports financial institutions, businesses and governments in more than 80 countries. Through NetSpend®, A TSYS Company, we empower consumers with the convenience, security, and freedom to be self-banked. TSYS offers issuer services and merchant payment acceptance for credit, debit, prepaid, healthcare and business solutions.

TSYS’ headquarters are located in Columbus, Ga., U.S.A., with local offices spread across the Americas, EMEA and Asia-Pacific. TSYS is a member of The Civic 50 and was named one of the 2013 World’s Most Ethical Companies by Ethisphere magazine. TSYS routinely posts all important information on its website. For more, please visit us at www.tsys.com.

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TSYS Reports 2014’s Fourth Quarter Adjusted EPS Grew 20.8%

And The Full Year Grew 13.2%

Forward-Looking Statements

This press release contains “forward-looking statements” – that is, statements related to future, not past, events. Forward-looking statements often address our expected future business and financial performance and often contain words such as “expect,” “anticipate,” “intend,” “believe,” “should,” “plan,” “potential,” “will,” “could,” and similar expressions. These forward-looking statements include, among others, statements regarding TSYS’ expectation that it will have another year of strong growth in revenues and adjusted EPS and its earnings guidance for 2015 total revenues, revenues before reimbursable items and adjusted EPS, and the assumptions underlying such statements. These statements are based on the current beliefs and expectations of TSYS’ management, are based on management’s assumptions and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by the forward-looking statements. A number of important factors could cause actual results or events to differ materially from those contemplated by our forward-looking statements in this press release. Many of these factors are beyond TSYS’ ability to control or predict. These factors include, but are not limited to, the material breach of security of any of TSYS’ systems; TSYS’ ability to integrate acquisitions and achieve the anticipated growth opportunities and other benefits of the acquisitions; the effect of current domestic and worldwide economic conditions; risks associated with foreign operations, including adverse developments with respect to foreign currency exchange rates; expenses are incurred associated with the signing of a significant client; TSYS does not convert clients’ portfolios as scheduled; the deconversion of a significant client; changes occur in laws, rules, regulations, credit card association rules, prepaid industry rules or other industry standards affecting TSYS and our clients that may result in costly new compliance burdens on TSYS and our clients and lead to a decrease in the volume and/or number of transactions processed or limit the types and amounts of fees that can be charged to customers; the costs and effects of litigation, investigations or similar matters or adverse facts and developments relating thereto; adverse developments with respect to the payment card industry in general, including a decline in the use of cards as a payment mechanism; and growth rates of TSYS’ existing clients are lower than anticipated or attrition rates of existing clients are higher than anticipated. Additional risks and other factors that could cause actual results or events to differ materially from those contemplated in this release can be found in TSYS’ filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K. We believe these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations. We do not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise.

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4

TSYS Announces Fourth Quarter 2014 Earnings

TSYS

Financial Highlights

(unaudited)

(in thousands, except per share data)

	Three Months Ended			Twelve Months Ended
	December 31,			December 31,
			Percent			Percent
	2014	2013	Change	2014	2013	Change
Total revenues	$635,104	583,103	8.9%	$2,446,877	2,064,305	18.5%
Cost of services	422,129	386,295	9.3	1,668,892	1,369,438	21.9
Selling, general and administrative expenses	90,199	85,739	5.2	343,128	298,147	15.1
Merger and acquisition expenses	3	2,211	(99.9)	3,217	14,220	(77.4)

Operating income	122,773	108,858	12.8	431,640	382,500	12.8
Nonoperating income (expenses)	968	(718)	nm	(763)	(804)	5.1
Merger and acquisition expenses—bridge loan facility & other financing	(9,484)	(9,754)	2.8	(37,948)	(29,220)	(29.9)

Income before income taxes, noncontrolling interests and equity in income of equity investments	114,257	98,386	16.1	392,929	352,476	11.5
Income taxes	35,428	33,435	6.0	129,761	110,981	16.9

Income before noncontrolling interests and equity in income of equity investments	78,829	64,951	21.4	263,168	241,495	9.0
Equity in income of equity investments, net of tax	5,751	3,691	55.8	17,583	13,047	34.8

Income from continuing operations, net of tax	84,580	68,642	23.2	280,751	254,542	10.3
(Loss) Gain from discontinued operations, net of tax	(3,338)	751	nm	48,655	2,055	nm

Net income	81,242	69,393	17.1	329,406	256,597	28.4
Net income attributable to noncontrolling interests	(1,382)	(3,738)	63.0	(6,534)	(11,847)	44.8

Net income attributable to TSYS common shareholders	$79,860	65,655	21.6%	$322,872	244,750	31.9%

Basic earnings per share(EPS):
Income from continuing operations to TSYS common shareholders*	$0.45	0.35	28.8%	$1.48	1.31	12.8%
(Loss) Gain from discontinued operations to TSYS common shareholders*	(0.02)	(0.00)	nm	0.26	(0.01)	nm

Basic EPS	$0.43	0.35	24.4%	$1.73	1.30	33.5%

Diluted EPS
Income from continuing operations to TSYS common shareholders*	$0.44	0.34	28.9%	$1.46	1.30	12.4%
(Loss) Gain from discontinued operations to TSYS common shareholders*	(0.02)	(0.00)	nm	0.25	(0.01)	nm

Diluted EPS	$0.43	0.34	24.5%	$1.71	1.29	33.0%

Dividends declared per share	$0.10	0.10		$0.40	0.40

Amounts attributable to TSYS common shareholders:
Income from continuing operations, net of tax	$83,198	66,058	25.9%	$275,216	246,893	11.5%
(Loss) Gain from discontinued operations, net of tax	(3,338)	(403)	nm	47,656	(2,143)	nm

Net income	$79,860	65,655	21.6%	$322,872	244,750	31.9%

Non-GAAP measures:
Adjusted EPS from continuing operations	$0.58	0.48	20.8%	$1.96	1.73	13.2%

Adjusted EBITDA	$193,738	181,097	7.0%	$712,267	624,093	14.1%

nm = not meaningful

*	EPS amounts may not total due to rounding.

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TSYS Announces Fourth Quarter 2014 Earnings

TSYS

Consolidated Statements of Comprehensive Income

(unaudited)

(in thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2014	2013	2014	2013
Net income	$81,242	69,393	$329,406	256,597
Other comprehensive income (loss), net of tax:
Foreign currency translation adjustment as a result of discontinued operations	—	—	3,514	—
Foreign currency translation adjustments	(13,410)	2,407	(19,531)	(4,081)
Postretirement healthcare plan adjustments	147	473	(668)	1,895
Unrealized (loss) gain on available-for-sale securities	(28)	294	589	1,773

Other comprehensive income (loss)	(13,291)	3,174	(16,096)	(413)

Comprehensive income	67,951	72,567	313,310	256,184
Comprehensive income attributable to noncontrolling interests	1,063	2,943	6,113	9,092

Comprehensive income attributable to TSYS common shareholders	$66,888	69,624	$307,197	247,092

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TSYS Announces Fourth Quarter 2014 Earnings

TSYS

Earnings Per Share

(unaudited)

(in thousands, except per share data)

	Three Months Ended		Three Months Ended		Twelve Months Ended		Twelve Months Ended
	December 31, 2014		December 31, 2013		December 31, 2014		December 31, 2013
	Common	Participating	Common	Participating	Common	Participating	Common	Participating
	Stock	Securities	Stock	Securities	Stock	Securities	Stock	Securities
Basic earnings per share:
Net income attributable to TSYS common shareholders	$79,860		65,655		$322,872		244,750
Less income allocated to nonvested awards	(831)	831	(643)	643	(3,308)	3,308	(1,595)	1,595

Net income allocated to common stock for EPS calculation (a)
	$79,029	831	65,012	643	$319,564	3,308	243,155	1,595

Average common shares outstanding (b)	183,276	1,945	187,572	1,874	184,297	1,925	187,145	1,246

Average common shares and participating securities	185,221		189,446		186,222		188,391

Basic earnings per share (a)/(b)	$0.43	0.43	0.35	0.34	$1.73	1.72	1.30	1.28

Diluted earnings per share:
Net income attributable to TSYS common shareholders	$79,860		65,655		$322,872		244,750
Less income allocated to nonvested awards	(824)	824	(638)	638	(3,278)	3,278	(1,585)	1,585

Net income allocated to common stock for EPS calculation (c)
	$79,036	824	65,017	638	$319,594	3,278	243,165	1,585

Average common shares outstanding	183,276	1,945	187,572	1,874	184,297	1,925	187,145	1,246
Increase due to assumed issuance of shares related to common equivalent shares outstanding	1,964		2,176		2,205		1,648

Average common and common equivalent shares outstanding (d)	185,240	1,945	189,748	1,874	186,502	1,925	188,793	1,246

Average common and common equivalent shares and participating securities	187,185		191,622		188,427		190,039

Diluted earnings per share (c)/(d)	$0.43	0.42	0.34	0.34	$1.71	1.70	1.29	1.27

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TSYS Announces Fourth Quarter 2014 Earnings

TSYS

Segment Breakdown

(unaudited)

(in thousands)

	Three Months Ended December 31,				Twelve Months Ended December 31,
			Change				Change
	2014	2013	$	%	2014	2013	$	%
Revenues before reimbursable items:
North America Services	$255,539	223,266	32,273	14.5%	$954,082	860,645	93,437	10.9%
International Services	92,895	90,595	2,300	2.5	341,785	321,484	20,301	6.3
Merchant Services	107,677	110,375	(2,698)	(2.4)	435,649	446,277	(10,628)	(2.4)
NetSpend	119,165	104,144	15,021	14.4	482,686	207,851	274,835	nm
Intersegment revenues	(5,975)	(3,121)	(2,854)	(91.4)	(21,224)	(12,549)	(8,675)	(69.1)

Revenues before reimbursable items from external customers	$569,301	525,259	44,042	8.4%	$2,192,978	1,823,708	369,270	20.2%

Total revenues:
North America Services	$299,429	259,067	40,362	15.6%	$1,117,764	1,000,073	117,691	11.8%
International Services	98,650	96,129	2,521	2.6	363,359	341,549	21,810	6.4
Merchant Services	125,296	128,075	(2,779)	(2.2)	510,120	533,050	(22,930)	(4.3)
NetSpend	119,165	104,144	15,021	14.4	482,686	207,851	274,835	nm
Intersegment revenues	(7,436)	(4,312)	(3,124)	(72.4)	(27,052)	(18,218)	(8,834)	(48.5)

Revenues from external customers	$635,104	583,103	52,001	8.9%	$2,446,877	2,064,305	382,572	18.5%

Depreciation and amortization:
North America Services	$23,136	19,420	3,716	19.1%	$86,513	74,480	12,033	16.2%
International Services	9,733	11,974	(2,241)	(18.7)	38,909	41,708	(2,799)	(6.7)
Merchant Services	3,980	3,004	976	32.5	14,571	12,034	2,537	21.1
NetSpend	1,730	1,651	79	4.8	7,509	3,121	4,388	nm

Segment depreciation and amortization	38,579	36,049	2,530	7.0	147,502	131,343	16,159	12.3
Acquisition intangible amortization	24,166	24,751	(585)	(2.4)	96,971	65,893	31,078	47.2
Corporate admin and other	446	468	(22)	(4.7)	2,147	1,790	357	19.9

Total depreciation and amortization	$63,191	61,268	1,923	3.1%	$246,620	199,026	47,594	23.9%

Adjusted segment operating income:
North America Services	$99,620	87,110	12,510	14.4%	$351,512	321,619	29,893	9.3%
International Services	22,849	17,986	4,863	27.0	55,123	42,068	13,055	31.0
Merchant Services	31,399	35,952	(4,553)	(12.7)	134,872	155,643	(20,771)	(13.3)
NetSpend	32,742	31,737	1,005	3.2	128,285	66,353	61,932	93.3

Total adjusted segment operating income	186,610	172,785	13,825	8.0	669,792	585,683	84,109	14.4
Acquisition intangible amorization	(24,166)	(24,751)	585	2.4	(96,971)	(65,893)	(31,078)	(47.2)
NetSpend M&A operating expenses	(3)	(2,211)	2,208	99.9	(3,217)	(14,220)	11,003	77.4
Share-based compensation	(7,771)	(9,345)	1,574	16.8	(30,790)	(28,933)	(1,857)	(6.4)
Corporate admin and other	(31,897)	(27,620)	(4,277)	(15.5)	(107,175)	(94,137)	(13,038)	(13.9)

Operating income	$122,773	108,858	13,915	12.8%	$431,639	382,500	49,139	12.8%

Other:
Reimbursable items:
North America Services	$43,890	35,801	8,089	22.6%	$163,682	139,428	24,254	17.4%
International Services	5,755	5,534	221	4.0	21,574	20,065	1,509	7.5
Merchant Services	17,619	17,700	(81)	(0.5)	74,471	86,773	(12,302)	(14.2)
NetSpend	—	—	—	na	—	—	—	na
Intersegment revenues	(1,461)	(1,191)	(270)	(22.7)	(5,828)	(5,669)	(159)	(2.8)

Reimbursable items	$65,803	57,844	7,959	13.8%	$253,899	240,597	13,302	5.5%

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TSYS Announces Fourth Quarter 2014 Earnings

TSYS

Segment Breakdown

(unaudited)

(in thousands)

Other:
Volumes:					At		Change
FTEs (full-time equivalents)					12/31/2014	12/31/2013	#	%
North America Services					4,724	4,484	240	5.4%
International Services					2,403	2,412	(9)	(0.4)
Merchant Services					1,590	1,598	(8)	(0.5)
NetSpend					552	470	82	17.4
Corporate Admin and Other					583	547	36	6.6

FTEs—Continuing Operations					9,852	9,511	341	3.6%
Discontinued Operations					—	84	(84)	na

FTEs					9,852	9,595	257	2.7%

					At		Change
Total assets (in thousands)					12/31/2014	12/31/2013	$	%
North America Services					$3,326,730	3,215,333	111,397	3.5%
International Services					356,590	417,379	(60,789)	(14.6)
Merchant Services					695,744	676,592	19,152	2.8
NetSpend					1,555,273	1,596,150	(40,877)	(2.6)
Intersegment assets					(2,202,283)	(2,218,886)	16,603	0.7

Total assets					$3,732,054	3,686,568	45,486	1.2%

	Three Months Ended December 31,				Twelve Months Ended December 31,
			Change				Change
	2014	2013	Inc(Dec)%		2014	2013	Inc(Dec)%
North America Segment:
Accounts on File (AOF) (in millions)					550.0	481.9	68.2	14.1%
Transactions (in millions)	2,980.0	2,488.6	491.4	19.8%	10,838.0	9,132.8	1,705.1	18.7%
International Segment:
AOF (in millions)					66.6	59.1	7.5	12.7%
Transactions (in millions)	618.1	555.6	62.5	11.3%	2,268.4	2,007.4	261.0	13.0%
Merchant Segment:
Point-of-sale Transactions (in millions)	991.0	1,034.6	(43.6)	(4.2)%	4,052.7	4,359.8	(307.1)	(7.0)%
Dollar sales volume (in millions)	$12,392.6	$12,021.0	371.6	3.1%	$46,846.4	$44,144.0	$2,702.4	6.1%
NetSpend Segment:
Gross Dollar Volume (in millions)	$4,691.5	$3,967.6	$723.9	18.2%	$20,296.0	$17,075.1	$3,220.9	18.9%
90-Day Active Cards (in thousands)					1,610.2	1,321.1	289.1	21.9%
Direct Deposit 90-Day Active Cards (in thousands)					3,215.0	2,835.1	379.9	13.4%
% of 90-Day Active Cards with Direct Deposit					50.1%	46.6%

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TSYS Announces Fourth Quarter 2014 Earnings

TSYS

Balance Sheet

(unaudited)

(in thousands)

	Dec 31, 2014	Dec 31, 2013
Assets
Current assets:
Cash and cash equivalents	$289,183	247,700
Accounts receivable, net	283,204	255,773
Deferred income tax assets	17,095	14,158
Prepaid expenses and other current assets	95,758	95,109
Current assets of discontinued operations	4,003	41,193

Total current assets	689,243	653,933
Goodwill	1,546,300	1,541,574
Other intangible assets, net	404,107	481,419
Computer software, net	366,148	363,880
Property and equipment, net	290,585	259,968
Contract acquisition costs, net	236,305	184,828
Equity investments, net	100,468	94,133
Deferred income tax assets, net	7,882	3,972
Other assets	91,016	87,146
Long-term assets of discontinued operations	—	15,715

Total assets	$3,732,054	3,686,568

Liabilities
Current liabilities:
Accounts payable	$48,793	33,651
Current portion of borrowings	43,784	34,257
Accrued salaries and employee benefits	38,001	38,339
Current portion of obligations under capital leases	7,127	22,662
Other current liabilities	154,805	159,170
Current liabilities of discontinued operations	4,003	9,136

Total current liabilities	296,513	297,215
Long-term borrowings, excluding current portion	1,398,132	1,428,251
Deferred income tax liabilities	205,868	228,727
Obligations under capital leases, excluding current portion	6,974	7,500
Other long-term liabilities	98,006	81,600
Long-term liabilities of discontinued operations	—	1,197

Total liabilities	2,005,493	2,044,490

Redeemable noncontrolling interest	22,492	39,652

Equity
Shareholders’ equity:
Common stock	20,278	20,279
Additional paid-in capital	175,695	165,841
Accumulated other comprehensive income (loss), net	(11,926)	3,749
Treasury stock	(453,230)	(326,996)
Retained earnings	1,966,370	1,718,204

Total shareholders’ equity	1,697,187	1,581,077

Noncontrolling interests in consolidated subsidiaries	6,882	21,349

Total equity	1,704,069	1,602,426

Total liabilities and equity	$3,732,054	3,686,568

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TSYS Announces Fourth Quarter 2014 Earnings

TSYS

Cash Flow

(unaudited)

(in thousands)

	Twelve Months Ended December 31,
	2014	2013
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$329,406	256,597
Adjustments to reconcile net income to net cash provided by operating activities:
Equity in income of equity investments	(17,583)	(13,047)
Dividends received from equity investments	9,188	8,595
Loss on foreign currency	999	1,027
Depreciation and amortization	248,018	205,351
Amortization of debt issuance costs	1,817	7,269
Amortization of bond discount	383	225
Changes in fair value of private equity investments	(793)	(966)
Share-based compensation	30,790	28,933
Excess tax benefit from share-based compensation	(7,185)	(3,528)
Provisions for bad debt expense and billing adjustments	2,823	2,000
Charges for transaction processing provisions	9,468	7,458
Provision for fraud and other losses	38,381	11,912
Deferred income tax expense (benefit)	(13,274)	26,945
Loss on disposal of equipment, net	(293)	(79)
Gain on disposal of subsidiaries	(86,961)	—
Changes in operating assets and liabilities:
Accounts receivable	(33,406)	(8,667)
Prepaid expenses, other current assets and other long-term assets	(10,525)	(571)
Accounts payable	8,765	(52,042)
Accrued salaries and employee benefits	414	(403)
Other current liabilities and other long-term liabilities	50,661	(24,611)

Net cash provided by operating activities	561,093	452,398

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment, net	(75,913)	(40,598)
Additions to licensed computer software from vendors	(29,638)	(63,635)
Additions to internally developed computer software	(41,501)	(33,600)
Proceeds from insurance recovery for loss on disposal	6,212	—
Proceeds from dispositions, net of expenses paid and cash disposed	44,979	—
Cash used in acquisitions, net of cash acquired	(38,584)	(1,314,660)
Purchase of private equity investments	(3,291)	(1,378)
Additions to contract acquisition costs	(88,871)	(55,965)

Net cash used in investing activities	(226,607)	(1,509,836)

CASH FLOWS FROM FINANCING ACTIVITIES:
Principal payments on long-term borrowings and capital lease obligations	(69,940)	(166,805)
Proceeds from borrowings of long-term borrowings	1,396	1,395,661
Proceeds from exercise of stock options	34,869	40,691
Excess tax benefit from share-based compensation	7,185	3,528
Repurchase of common stock under plans and tax withholding	(170,515)	(103,857)
Debt issuance costs	—	(13,573)
Purchase of noncontrolling interests	(37,500)	—
Subsidiary dividends paid to noncontrolling shareholders	(7,172)	(7,321)
Dividends paid on common stock	(74,796)	(56,510)

Net cash (used in) provided by financing activities	(316,473)	1,091,814

CASH AND CASH EQUIVALENTS:
Effect of exchange rate changes on cash and cash equivalents	(7,060)	(3,758)

Net increase in cash and cash equivalents	10,953	30,618
Cash and cash equivalents at beginning of period	278,230	247,612

Cash and cash equivalents at end of period	289,183	278,230
Less cash and cash equivalents of discontinued operations at end of period	—	(30,530)

Cash and cash equivalents of continuing operations at end of period	$289,183	247,700

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TSYS Announces Fourth Quarter 2014 Earnings

Supplemental Information:

	Total Accounts on File
(in millions)	December 2014	December 2013	% Change
Consumer Credit	270.0	228.9	18.0
Retail	28.4	27.8	2.2

Total Consumer	298.4	256.7	16.3
Commercial	41.6	39.9	4.2
Other	22.4	18.9	18.7

Subtotal	362.4	315.5	14.9
Prepaid/Stored Value	127.3	118.0	7.9
Government Services	67.4	62.2	8.2
Commercial Card Single Use	59.6	45.3	31.5

Total AOF	616.7	541.0	14.0

Growth in Accounts on File (in millions):
	December 2013 to December 2014	December 2012 to December 2013
Beginning balance	541.0	479.3
Change in accounts on file due to:
Internal growth of existing clients	40.0	37.6
New clients	75.3	61.2
Purges/Sales	(39.0)	(36.4)
Deconversions	(0.6)	(0.7)

Ending balance	616.7	541.0

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TSYS Announces Fourth Quarter 2014 Earnings

Reconciliation of GAAP to Non-GAAP Financial Measures

Non-GAAP Measures

The schedule below provides a reconciliation of revenues and operating results on a constant currency basis to reported revenues and operating income. This non-GAAP measure presents fourth quarter 2014 financial results using the previous year’s foreign currency exchange rates. On a full year constant currency basis, TSYS’ total revenues grew 17.8% as compared to a reported GAAP increase of 18.5%.

The schedule below also provides a reconciliation of basic EPS, adjusted for the after-tax impact of acquisition intangible amortization, share-based compensation and merger and acquisition costs, to adjusted EPS.

The tax rate used in the calculation of adjusted EPS for the quarter and year is equal to an estimate of our annual effective tax rate on GAAP income. This effective rate is estimated annually and may be adjusted during the year to take into account events or trends that materially impact the effective tax rate including, but not limited to, significant changes resulting from tax legislation, material changes in the mix of revenues and expenses by entity and other significant events.

The schedule also provides a reconciliation of net income, adjusted for income from discontinued operations, equity in income of equity investments, income taxes, nonoperating expense, depreciation and amortization, share-based compensation, and merger and acquisition expenses, to adjusted EBITDA.

TSYS believes that non-GAAP financial measures are important to enable investors to understand and evaluate its ongoing operating results. Accordingly, TSYS includes non-GAAP financial measures when reporting its financial results to shareholders and potential investors in order to provide them with an additional tool to evaluate TSYS’ ongoing business operations. TSYS believes that the non-GAAP financial measures are representative of comparative financial performance that reflects the economic substance of TSYS’ current and ongoing business operations.

Although non-GAAP financial measures are often used to measure TSYS’ operating results and assess its financial performance, they are not necessarily comparable to similarly titled captions of other companies due to potential inconsistencies in the method of calculation.

TSYS believes that its use of non-GAAP financial measures provides investors with the same key financial performance indicators that are utilized by management to assess TSYS’ operating results, evaluate the business and make operational decisions on a prospective, going-forward basis. Hence, management provides disclosure of non-GAAP financial measures to give shareholders and potential investors an opportunity to see TSYS as viewed by management, to assess TSYS with some of the same tools that management utilizes internally and to be able to compare such information with prior periods. TSYS believes that the presentation of GAAP financial measures alone would not provide its shareholders and potential investors with the ability to appropriately analyze its ongoing operational results, and therefore expected future results. TSYS therefore believes that inclusion of non-GAAP financial measures provides investors with additional information to help them better understand its financial statements just as management utilizes these non-GAAP financial measures to better understand the business, manage budgets and allocate resources.

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TSYS Announces Fourth Quarter 2014 Earnings

Reconciliation of GAAP to Non-GAAP

Constant Currency Comparison

(unaudited)

(in thousands)

	Three Months Ended December 31,			Twelve Months Ended December 31,
	2014	2013	Percent Change	2014	2013	Percent Change
Consolidated
Constant currency (1)	$638,111	583,103	9.4%	$2,431,947	2,064,305	17.8%
Foreign currency (2)	(3,007)	—		14,930	—

Total revenues	$635,104	583,103	8.9%	$2,446,877	2,064,305	18.5%

Constant currency (1)	$572,166	525,259	8.9%	$2,178,951	1,823,708	19.5%
Foreign currency (2)	(2,865)	—		14,027	—

Total revenues before reimbursable items	$569,301	525,259	8.4%	$2,192,978	1,823,708	20.2%

Constant currency (1)	$122,786	108,858	12.8%	$422,646	382,500	10.5%
Foreign currency (2)	(13)	—		8,994	—

Operating income	$122,773	108,858	12.8%	$431,640	382,500	12.8%

International Services
Constant currency (1)	$101,655	96,129	5.7%	$348,595	341,549	2.1%
Foreign currency (2)	(3,005)	—		14,764	—

Total revenues	$98,650	96,129	2.6%	$363,359	341,549	6.4%

(1)	Reflects current period results on a non-GAAP basis as if foreign currency rates did not change from the comparable prior year period.
(2)	Reflects the impact of calculated changes in foreign currency rates from the comparable period.

Revenues Before Reimbursable Items

(unaudited)

(in thousands)

	Three Months Ended December 31,			Twelve Months Ended December 31,
	2014	2013	Percent Change	2014	2013	Percent Change
Total revenues	$635,104	583,103	8.9%	$2,446,877	2,064,305	18.5%
Reimbursable items	65,803	57,844	13.8	253,899	240,597	5.5

Revenues before reimbursable items	$569,301	525,259	8.4%	$2,192,978	1,823,708	20.2%

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TSYS Announces Fourth Quarter 2014 Earnings

Reconciliation of GAAP to Non-GAAP

Adjusted Earnings per Share

(unaudited)

(in thousands, except per share data)

	Three Months Ended December 31,			Twelve Months Ended December 31,
	2014	2013	Percent Change	2014	2013	Percent Change
Income from continuing operations attributable to TSYS common shareholders	$83,198	66,058	25.9%	$275,216	246,893	11.5%
Adjust for amounts attributable to TSYS common shareholders:
Add: Acquisition intangible amortization, net of taxes	$17,747	16,609	6.9%	65,127	43,743	48.9%
Add: Share-based compensation, net of taxes	5,777	6,405	(9.8)	20,944	19,830	5.6
Add: NetSpend M&A expenses, net of taxes*	3	1,318	(99.8)	3,115	15,251	(79.6)

Adjusted earnings	$106,725	90,390	18.1%	$364,402	325,717	11.9%

Basic EPS—Income from continuing operations attributable to TSYS common shareholders
As reported (GAAP)	$0.45	0.35	28.8%	$1.48	1.31	12.8%

Adjust for amounts attributable to TSYS common shareholders:
Add: Acquisition intangible amortization, net of taxes	0.10	0.09	9.2	0.35	0.23	50.6
Add: Share-based compensation, net of taxes	0.03	0.03	(7.7)	0.11	0.11	6.8
Add: NetSpend M&A expenses, net of taxes*	—	0.01	(100.0)	0.02	0.08	(79.4)

Adjusted EPS **	$0.58	0.48	20.8%	$1.96	1.73	13.2%

Average common shares and participating securities	185,221	189,447		186,222	188,389

*	Certain merger and acquisition costs are nondeductible for income tax purposes
**	Adjusted EPS amounts may not total due to rounding.

Adjusted EBITDA

(unaudited)

(in thousands)

	Three Months Ended December 31,			Twelve Months Ended December 31,
	2014	2013	Percent Change	2014	2013	Percent Change
Net income	$81,242	69,393	17.1%	$329,406	256,597	28.4%
Adjust for:
Deduct: Loss (Income) from discontinued operations	3,338	(751)	nm	(48,655)	(2,055)	nm
Deduct: Equity in income of equity investments	(5,751)	(3,691)	(55.8)	(17,583)	(13,047)	(34.8)
Add: Income taxes	35,428	33,435	6.0	129,761	110,981	16.9
Add: Nonoperating expense	8,516	10,472	(18.7)	38,711	30,024	28.9
Add: Depreciation and amortization	63,191	61,268	3.1	246,620	199,026	23.9

EBITDA	$185,964	170,126	9.3%	$678,260	581,526	16.6%
Adjust for:
Add: Share-based compensation	7,771	9,345	(16.8)	30,790	28,933	6.4
Add: NetSpend M&A operating expenses*	3	1,626	(99.8)	3,217	13,634	(76.4)

Adjusted EBITDA	$193,738	181,097	7.0%	$712,267	624,093	14.1%

nm	= not meaningful
*	Excludes share-based compensation

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TSYS Announces Fourth Quarter 2014 Earnings

Reconciliation of GAAP to Non-GAAP

Segment Operating Margin and Consolidated Adjusted Operating Margin

(unaudited)

(in thousands)

	Three Months Ended December 31, 2014			Three Months Ended December 31, 2013
	Adjusted Segment Operating Income	Revenues before Reimbursable Items	Adjusted Operating Margin	Adjusted Segment Operating Income	Revenues before Reimbursable Items	Adjusted Operating Margin
North America Services	$99,620	255,539	38.98%	$87,110	223,266	39.02%
International Services	22,849	92,895	24.60	17,986	90,595	19.85
Merchant Services	31,399	107,677	29.16	35,952	110,375	32.57
NetSpend	32,742	119,165	27.48	31,737	104,144	30.47
Intersegment	—	(5,975)		—	(3,121)
Corporate admin and other	(31,897)	—		(27,620)	—

Adjusted operating margin	$154,713	569,301	27.18%	$145,165	525,259	27.64%
Acquisition intangible amortization	(24,166)			(24,751)
NetSpend M&A operating expenses	(3)			(2,211)
Share-based compensation	(7,771)			(9,345)

Operating income and margin*	$122,773	569,301	21.57%	$108,858	525,259	20.72%
Reimbursable items		65,803			57,844

Operating margin (US GAAP)	$122,773	635,104	19.33%	$108,858	583,103	18.67%

	Twelve Months Ended December 31, 2014			Twelve Months Ended December 31, 2013
	Adjusted Segment Operating Income	Revenues before Reimbursable Items	Adjusted Operating Margin	Adjusted Segment Operating Income	Revenues before Reimbursable Items	Adjusted Operating Margin
North America Services	$351,512	954,082	36.84%	$321,619	860,645	37.37%
International Services	55,123	341,785	16.13	42,068	321,484	13.09
Merchant Services	134,872	435,649	30.96	155,643	446,277	34.88
NetSpend	128,285	482,686	26.58	66,353	207,851	31.92
Intersegment	—	(21,224)		—	(12,549)
Corporate admin and other	(107,175)	—		(94,137)	—

Adjusted operating margin	$562,617	2,192,978	25.66%	$491,546	1,823,708	26.95%
Acquisition intangible amortization	(96,971)			(65,893)
NetSpend M&A operating expenses	(3,217)			(14,220)
Share-based compensation	(30,790)			(28,933)

Operating income and margin*	$431,639	2,192,978	19.68%	$382,500	1,823,708	20.97%
Reimbursable items		253,899			240,597

Operating margin (US GAAP)	$431,639	2,446,877	17.64%	$382,500	2,064,305	18.53%

*	Operating margin on revenue before reimbursable items

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